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                                                                  Exhibit 10.26



                                                          EXECUTION COPY




      WAIVER dated as of June 14, 2002, to the Credit Agreement dated as of February 23, 2001, as amended (the "Credit Agreement"), among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation (the "Company"), THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, a Canadian corporation (the "Canadian Borrower"), Compass Foods, Inc., Borman's, Inc., Kohl's Food Stores, Inc., Shopwell, Inc., Waldbaum, Inc., Super Fresh Food Markets, Inc. and Super Market Service Corp.(together with the Company, the "U.S. Borrowers" and the U.S. Borrowers together with the Canadian Borrower, the "Borrowers"), the banks party thereto (the "Lenders"), JPMORGAN CHASE BANK (successor to The Chase Manhattan Bank), a New York banking corporation, as agent for the U.S. Lenders (in such capacity, the "U.S. Administrative Agent"), and J.P. MORGAN BANK CANADA formerly known as The Chase Manhattan Bank of Canada, a Canadian chartered bank, as agent for the Canadian Lenders (in such capacity, the "Canadian Administrative Agent").


            A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

            B. The Borrowers have requested that the Lenders agree to waive certain provisions of the Credit Agreement as set forth herein.

            C. The undersigned Lenders are willing to agree to such waivers of the Credit Agreement, in each case pursuant to the terms and subject to the conditions set forth herein.

            D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

            In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

            SECTION 1. Waivers. The Required Lenders hereby waive (a) any potential inaccuracy of the representations set forth in Section 3.04(a) and
3.11 of the Credit Agreement and any historical financial statements and related certificates (other than Borrowing Base Certificates) delivered to the Lenders in respect of fiscal periods ending on or prior to April 20, 2002 if, and to the extent, the Borrowers are required to restate their historical financial statements during the Waiver Period (as defined below), it being understood that such representations are not waived with respect to its financial statements, as so restated, and (b) compliance by the Borrowers, during the period from May 24, 2002, through July 29, 2002 (the "Waiver Period"), with the provisions of paragraphs (a), (c), (d) and (e) of Section 5.01 of the Credit Agreement with respect to the delivery of (i) the financial statements for the fiscal year ended February 23, 2002 and the fiscal four-week period ended May 18, 2002 and
(ii) related certificates; provided that (A) the waiver set forth in clause (b) above shall expire on July 29, 2002 and any noncompliance with any such paragraph of Section 5.01 that would have constituted a Default but for this waiver shall constitute a Default on such date unless otherwise waived or remedied prior to such date and (B) during the Waiver Period, the sum of the total U.S. Exposure and the total Canadian Exposure shall not exceed the sum of
(i) the total U.S. Exposure immediately prior to the Waiver Effective Date (as defined below), (ii) the total Canadian Exposure immediately prior to the Effective Date and (iii) $50,000,000.

            SECTION 2. Representations and Warranties. Each of the Borrowers represents and warrants to the Agents and the Lenders that:

            (a) This Waiver has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (b) After giving effect to this Waiver, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (c) After giving effect to this Waiver, no Event of Default, or event that with notice or lapse of time or both would constitute an Event of Default, has occurred and is continuing.

            SECTION 3. Conditions to Effectiveness. This Waiver shall become effective (as of the date first written above) on the date (the "Waiver Effective Date") when (i) the Agents (or their counsel) shall have received counterparts of this Waiver that, when taken together, bear the signatures of the Borrowers and the Required Lenders, (ii) the Agents shall have received payment of the waiver fees payable under Section 4 below and any out-of-pocket expenses of the Agents payable by the Borrowers that have been invoiced before the Waiver Effective Date and (iii) the Lenders shall have received a projected cash balance for the Company for each day during the Waiver Period.

            SECTION 4. Fees. The Borrowers agree to pay to each Lender that executes and delivers a copy of this Waiver to the Agents (or their counsel) on or prior to 5:00 p.m. on June 14, 2002, a waiver fee in an amount equal to 0.03% of such Lender's Commitment (whether used or unused), in each case as of the Waiver Effective Date; provided that the Borrowers shall have no liability for any such waiver fee if this Waiver does not become effective pursuant to Section
2. Such waiver fee shall be payable (i) on the Waiver Effective Date, to each Lender entitled to receive such fee as of the Waiver Effective Date and (ii) in the case of any Lender that becomes entitled to such fee after the Waiver Effective Date, within two Business Days after such Lender becomes entitled to such fee.

            SECTION 5. Expenses. The Borrowers shall reimburse the Agents for their reasonable out-of-pocket expenses incurred in connection with this Waiver, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Agents, and McMillan Binch, Canadian counsel for the Agents.

            SECTION 6. Effect of Waiver. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

            SECTION 7. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Waiver shall constitute a Loan Document for all purposes under the Credit Agreement.

            SECTION 8. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 9. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Waiver by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Waiver.


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            IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first written above.





THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.,

  by

Name:
Title:


THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED,

  by

Name:
Title:


JPMORGAN CHASE BANK,
individually and as U.S. Administrative Agent,

  by

Name:
Title:


J.P. MORGAN BANK CANADA,
as Canadian Administrative Agent,

  by

Name:
Title:

JPMORGAN CHASE BANK, TORONTO BRANCH, as a Lender,

  by

Name:
Title:


COMPASS FOODS, INC.,

   by

Name:
Title:


BORMAN'S, INC.,

   by

Name:
Title:


KOHL'S FOOD STORES, INC.,

   by

Name:
Title:


SHOPWELL, INC.,

   by

Name:
Title:


WALDBAUM, INC.,

  by

Name:
Title:


SUPER FRESH FOOD MARKETS, INC.,

   by

Name:
Title:


SUPER MARKET SERVICE CORP.,

   by

Name:
Title:





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SIGNATURE PAGE TO WAIVER DATED AS OF JUNE 14, 2002, TO THE CREDIT AGREEMENT
DATED AS OF FEBRUARY 23, 2001, as amended, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, THE OTHER BORROWERS PARTY THERETO, THE LENDERS, JPMORGAN CHASE BANK, as U.S. Administrative Agent, and J.P. MORGAN BANK CANADA, as Canadian Administrative Agent,




                                Name of Institution: ___________________




by:
   -------------------------------
   Name:
   Title: